SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2011

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

 Colorado                                                       333-01173                                        84-0467907
(State or other jurisdiction of incorporation)                                         (Commission File No.)                                            (IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado                                                                                                                                            80111
(Address of principal executive offices)                                                                                                              (Zip Code)

(303) 737-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-------------------------------------------------------------------------------------------------------------------------------------------

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective January 1, 2011, Great-West Life & Annuity Insurance Company (the “Registrant”) adopted a Share Unit Plan (the “Plan”) in which senior executives of the Registrant (as defined in the Plan) are eligible to participate.

The Plan will be administered by the Registrant’s Compensation Committee (the “Committee”). Under the Plan, Performance Share Units (“PSUs”) may be granted to participants annually. Vesting of PSUs will be subject to a three year performance period and other conditions as determined by the Committee. The value of PSUs will be based on the value of the common shares of the Registrant’s indirect parent company, Great-West Lifeco Inc., subject to adjustments as set out in Plan. Vested PSUs will be settled by cash payment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2011

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Richard G. Schultz
Name: Richard G. Schultz
Title: Senior Vice President, General Counsel
and Secretary